United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 27, 2025

Date of Report (Date of earliest event reported)

DT Cloud Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41967	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Orange Street London, United Kingdom	WC2H 7HF
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 7918725316

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	DYCQU	The Nasdaq Stock Market LLC
Ordinary Shares	DYCQ	The Nasdaq Stock Market LLC
Rights	DYCQR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 22 and August 25, 2025, DT Cloud Acquisition Corporation (the “Company”) received deficiency letters (each a “Notice” and together, the “Notices”) from the Listing Qualifications Department of the Nasdaq Stock Market, LLC (“Nasdaq”) notifying the Company that:

●	for the last 30 consecutive business days, the minimum Market Value of Listed Securities, as defined by Nasdaq (“MVLS”), of the Company has been below the minimum $50 million requirement for continued listing on the Nasdaq Global Market under Nasdaq Listing Rule 5450(b)(2)(A) (the “MVLS Requirement”); and

●	the number of publicly held shares, as reported in the Company’s proxy statement filed on August 11, 2025, was below the minimum 1,100,000 Publicly Held Shares requirement for continued listing on the Nasdaq Global Market under Nasdaq Listing Rule 5450(b)(2)(B) (the “Public Shares Requirement” and, together with the MVLS Requirement, the “Listing Requirements”).

The Notice dated August 22, 2025, notified the Company of the MVLS Requirement deficiency, and the Notice Dated August 25, 2025, notified the Company of the Public Shares Requirement deficiency. The Notices have no immediate effect on the listing of the Company’s common stock.

In accordance with Nasdaq Listing Rules 5810(c)(3)(c), the Company has 180 calendar days, or until February 18, 2026, to regain compliance with the MVLS Requirement by closing at $50 million or more for a minimum of ten consecutive business days.

In accordance with Nasdaq Listing Rules 5810(c)(2)(c), the Company has 45 calendar days to submit a plan to regain compliance with the Minimum Publicly Held Shares Requirement. If the plan is accepted by Nasdaq, the Company may be granted an extension of up to 180 calendar days from the date of the Notice to evidence compliance.

Item 5.07 Submission of Matters to a Vote of Security Holdings.

On August 21, 2025, DT Cloud Acquisition Corporation (the “Company”) held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) for the purposes of considering and voting upon:

(i) Proposal 1, or the Extension Amendment Proposal: a proposal to amend, by special resolution, the Company’s amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) to extend the maximum period the Company may extend the period of time to consummate a Business Combination, on a month-to-month basis and subject to, unless having been waived, the sponsor (the “Sponsor”) depositing additional funds for each one-month extension into the trust account (the “Trust Account”), from up to eighteen times (i.e., until August 23, 2026) to up to twenty-four times (i.e., until February 23, 2027) (the “Extension Amendment”), by amending the Amended and Restated Memorandum and Articles of Association in the form set forth in Annex A of the accompanying proxy statement (the “Proposal 1” or “Extension Amendment Proposal”);

(ii) Proposal 2, or the Extension Fee Waiver Proposal: a proposal to waive, by ordinary resolution, the monthly fee (the “Monthly Extension Fee”) payable by our sponsor (the “Sponsor”) and/or its designee into the Trust Account (as defined below) to extend the date by which the Company must consummate its initial business combination (the “Combination Period”) (the “Extension Fee Waiver”). The Extension Fee Waiver, if and to the extent approved at the Extraordinary General Meeting, will become operative for the Monthly Extension Fee beginning on August 23, 2025, and the 23rd of each succeeding month until the earlier of the closing of an initial business combination or February 23, 2027 (“Proposal 2” or “Extension Fee Waiver Proposal”);

(iii) a proposal to amend, by ordinary resolution, the Investment Management Trust Agreement, dated February 20, 2024, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Trustee”), to reflect the Extension Amendment Proposal and the Extension Fee Waiver Proposal (“Proposal 3” or “Trust Amendment Proposal”); and

(iv) a proposal to direct, by ordinary resolution, the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the foregoing proposals (“Proposal 4” or “Adjournment Proposal”).

Holders of 2,579,228 ordinary shares of the Company held as of record as of August 4, 2025, the record date for the Extraordinary General Meeting, were present in person or by proxy, representing approximately 89.08% of the shares issued and outstanding and entitled to vote at the Extraordinary General Meeting, which presented a quorum.

The Extension Amendment Proposal was approved, the voting results of which are as follows:

For	Against	Abstain
1,972,704	566,634	40,000

The Extension Fee Waiver Proposal was approved, the voting results of which are as follows:

For	Against	Abstain
1,972,704	566,634	40,000

The Trust Amendment Proposal was approved, the voting results of which are as follows:

For	Against	Abstain
1,972,704	566,634	40,000

The Adjournment Proposal was approved, the voting results of which are as follows:

For	Against	Abstain
1,978,288	561,050	40,000

As there were sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal, the Adjournment Proposal was not presented to the shareholders at the Extraordinary General Meeting.

Item 8.01 Other Events.

In connection with the vote to approve the Extension Amendment Proposal, holders of 689,033 ordinary shares of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $11.00 per share, for an aggregate redemption amount of approximately $7,579,363.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including without limitation statements regarding the Company’s intention to monitor compliance with the Listing Standards and to evaluate available options, including transferring to the Nasdaq Capital Market, in the event of continued non-compliance. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the Company ‘s management, as well as assumptions made by, and information currently available to, the Company’s management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. For a discussion of the key risks that could cause actual results to differ, please see the section entitled “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, as well as subsequent fillings filed with the SEC. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 27, 2025

DT CLOUD ACQUISITION CORPORATION

By:	/s/ Guojian Chen
Name:	Guojian Chen
Title:	Chief Executive Officer and Chief Financial Officer